UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2010

GULFPORT ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-19514	73-1521290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

14313 North May Avenue Suite 100 Oklahoma City, OK		73134
(Address of principal executive offices)		(Zip code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.	Entry into a Material Definitive Agreement.

On May 13, 2010, Gulfport Energy Corporation (the “Company”) entered into an Underwriting Agreement with Johnson Rice & Company L.L.C. as representative of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement relates to the public offering by the Company of 1,481,481 shares of its common stock at a public offering price of $13.50 per share. Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 222,222 shares of its common stock at the public offering price less the underwriting discount to cover any over-allotments. The Company intends to use a portion of the net proceeds from the offering to fund its previously announced Niobrara Shale and Permian Basin acquisitions. The Company intends to use the remaining net proceeds from this offering for general corporate purposes, which may include expenditures associated with its 2010 drilling programs.

The offering is being made pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-143659) filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2007, as amended on July 16, 2007, a preliminary prospectus, which consists of a base prospectus and a preliminary prospectus supplement, filed with the SEC on May 13, 2010, and a prospectus, which consists of a base prospectus and a prospectus supplement, filed with the SEC on May 14, 2010. The offering is expected to close on May 19, 2010, subject to customary closing conditions.

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the contents thereof are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 14, 2010, the Company issued a press release announcing the pricing of the underwritten public offering of shares of its common stock. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the contents thereof are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Number	Exhibit
1.1	Underwriting Agreement dated May 13, 2010 between Gulfport Energy Corporation and Johnson Rice & Company L.L.C. as representative of the several underwriters named therein.

99.1	Press release dated May 14, 2010 entitled “Gulfport Energy Corporation Announces Pricing of Public Offering of Common Stock.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GULFPORT ENERGY CORPORATION

Date: May 14, 2010	By:	/s/ MICHAEL G. MOORE
Michael G. Moore
Chief Financial Officer

Exhibit Index

Number	Exhibit
1.1	Underwriting Agreement dated May 13, 2010 between Gulfport Energy Corporation and Johnson Rice & Company L.L.C. as representative of the several underwriters named therein.

99.1	Press release dated May 14, 2010 entitled “Gulfport Energy Corporation Announces Pricing of Public Offering of Common Stock.”